                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2003

                              AMERICAN GROWTH TRUST
                          AMERICAN INTERNATIONAL TRUST
                          AMERICAN GROWTH-INCOME TRUST
                   AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

      The Annual Expenses of Series II Shares for the American Growth-Income Trust under "Fees and Expenses for Each Portfolio" is amended and restated as follows:

                       Annual Expenses (Series II Shares)*
           (as a percentage of average net assets for the fiscal year ended December 31, 2002)

                                                                     Total Trust
                                 Management  Rule 12b-1  Other       Annual
Trust Portfolio                  Fees        Fees        Expenses**  Expenses
American Growth-Income Trust     0.340%      0.750%      0.045%      1.135%

* The Table and the Example below each reflect the aggregate annual operating expenses of each portfolio and its corresponding master fund.

**In the case of the portfolio, Other Expenses are based on estimates for the current fiscal year.

                  THE DATE OF THIS SUPPLEMENT IS JUNE 4, 2003